SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                       August 7, 2003
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                        (Date of earliest event reported)

                             Lehman ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                   333-100485-14                 13-3447441
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(State of Incorporation)       (Commission                   (I.R.S. Employer
                               File Number)                  Identification No.)

745 Seventh Avenue
New York, New York                                                10019
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(Address of Principal Executive Offices)                        (Zip Code)

        Registrant's Telephone Number, including area code (212) 526-7000

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ITEM 7.  Financial Statements and Exhibits

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.              Description
--------------           -----------
        5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality in connection with the Corporate Backed Trust Certificates, Goldman Sachs Group Note-Backed Series 2003-12.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             LEHMAN ABS CORPORATION

                             By: /s/Rene Canezin
                                 ---------------
                             Name:  Rene Canezin
                             Title: Senior Vice President

August 7, 2003

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INDEX TO EXHIBITS
   Exhibit No.           Description
   -----------           -----------
        5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality in connection with the Goldman Sachs Group Note-Backed Trust Certificates, Series 2003-12.